UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 3, 2025
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Series C Participating Preferred Stock, par value $0.0001 per share Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Merger Agreement
On March 3, 2025 (the “Closing Date”), Star Equity Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alliance Transaction, Inc., a Delaware corporation (“Merger Sub 1”), Alliance Drilling Solutions Inc., a Delaware corporation (“Merger Sub 2”), ADT Parent, LLC, a Delaware limited liability company (the “Parent Company”), and Alliance Drilling Tools, LLC, a Wyoming limited liability company (the “Target Company”), the members of the Parent Company (collectively, the “Sellers”) and Bruce McGovern, in his capacity as Seller Representative.
The Target Company operates a drilling equipment supply and repair business serving the oil and gas, geothermal, mining and water-well industries, with operations primarily in Texas and Wyoming. Pursuant to the Merger Agreement, the Target Company shall become a wholly owned subsidiary of the Company.
In connection with the closing of the transaction, the Company will pay the Sellers aggregate consideration of (i) $4,900,000 (the “Cash Consideration”) and (ii) issue 775,000.00 shares (the “Stock Consideration”) of the Company’s 10% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) , subject to customary adjustments for debt, cash on hand, transaction expenses and net working capital. At the closing, $1,000,000 of the Cash Consideration and 100,000 shares of the Stock Consideration was held in escrow to satisfy any claims for indemnification by the Company pursuant to the terms of the Merger Agreement and an additional $250,000 of the Cash Consideration was held in escrow to satisfy amounts that may be owing to the Company pursuant to the working capital adjustment provided in the Merger Agreement. All escrowed funds are to be released to the Sellers by no later than the eighteen month anniversary of the Closing Date and all escrowed shares of Stock Consideration are to be released to the Sellers by no later than the twelve month anniversary of the Closing Date, in each case subject to and conditional on the satisfaction of the applicable terms of the Merger Agreement.
The Merger Agreement contains representations, warranties and covenants of the Company that are customary for a transaction of this nature. The Merger Agreement also contains indemnification obligations of the parties thereto.
The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Loan and Security Agreement
In connection with the completion of the Mergers, on March 3, 2025, Alliance Drilling Tools, LLC (the “Borrower”) entered into a Loan and Security Agreement (the “Austin Loan Agreement”) with Austin Financial Services, Inc. (“Austin”) providing the Borrower with a working capital line of credit of up to $3,000,000, subject to the conditions and procedures set forth in the Austin Loan Agreement. Availability under the Austin Loan Agreement is based on a formula tied to the Borrower’s eligible accounts receivable, inventory and equipment, and borrowings bear interest at the prime rate plus 1.75%, with interest payable monthly and the outstanding principal balance payable March 4, 2028 (the “Maturity Date”). The Austin Loan Agreement also provides for certain fees payable to Austin during its term.
The Loan Agreement contains representations, warranties and covenants of the Company that are customary for a transaction of this nature. The Loan Agreement also contains indemnification obligations of the parties thereto.
The foregoing description of the Loan Agreement does not purport to be complete and is subject to and qualified in its entirety by the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
The information contained in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.02.	Results of Operations and Financial Condition
On March 4, 2025, the Company issued a press release announcing preliminary key financial metrics for the fiscal quarter ended December 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1. The information furnished by the Company pursuant to this Item 2.02, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.
The Stock Consideration was issued to the Sellers on March 3, 2025, as consideration pursuant to the Merger Agreement in an offering exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder. The Stock Consideration has such rights and preferences as are set forth in the Certificate of Designations for the Series A Preferred Stock.

Item 7.01.	Regulation FD Disclosure.
On March 4, 2025, the Company issued a press release announcing the Merger. A copy of the press release is furnished herewith as Exhibit 99.1 . The information furnished by the Company pursuant to this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing

Item 9.01.	Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(b) Pro Forma Financial Information.
The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(d) Exhibits:

Exhibit No.	Description

10.1*
Agreement and Plan of Merger, by and among Star Equity Holdings, Inc., Alliance Transaction Inc., Alliance Drilling Solutions, Inc., ADT Parent, LLC, Alliance Drilling Tools, LLC, The Sellers Named Herein, and Bruce McGovern, et. al., dated as of March 3, 2025.

10.2	Loan and Security Agreement, by and among Austin Financial Services, LLC and Alliance Drilling Tools, LLC, dated as of March 3, 2025.
99.1	Press Release, dated March 4 , 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits to this Exhibit have been omitted. The Company agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission on a supplemental basis upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     March 4, 2025